Exhibit 10.4

EXECUTION VERSION

PAYMENT AGREEMENT

THIS PAYMENT AGREEMENT, dated as of October 1, 2024 (“Effective Date”) (this “Agreement”), is by and between and SuperEight Capital Holdings LTD. (including its successors and permitted assigns, “SuperEight Capital”), and Soluna Holdings, Inc. (f/k/a Mechanical Technology, Incorporated), a Nevada corporation (the “Company” and together with SuperEight Capital, each a “Party” and collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, the Company and SuperEight Capital, among others, entered into a Securities Purchase Agreement dated October 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “SPA”), pursuant to which the Company issued to SuperEight Capital and the other purchaser parties thereto (collectively, with the Company and SuperEight Capital and the “Original Parties”), secured convertible notes in the original aggregate principal amount of $16,304,348 (collectively, the “Notes”), including a Note issued to SuperEight Capital in the original principal amount of $271,739 (as amended, restated, supplemented or otherwise modified, the “SuperEight Capital Note”). Capitalized Terms not defined herein shall have the meaning set forth in the SPA and other Transaction Documents (as defined in the SPA);

WHEREAS, on July 19, 2022, the Original Parties entered into an Addendum (the “Addendum”) to memorialize certain agreements between the Original Parties;

WHEREAS, the Addendum was subsequently amended by the Addendum Amendment dated September 13, 2022, and Second Addendum Amendment dated March 10, 2023;

WHEREAS, on April 24, 2023, the Original Parties entered into an Extension Agreement to memorialize certain agreements between the Original Parties;

WHEREAS, on May 11, 2023, the Original Parties entered into a Second Amendment Agreement to memorialize certain agreements between the Original Parties;

WHEREAS, on November 20, 2023, the Original Parties entered into a Third Amendment Agreement (“TAA”) to memorialize certain agreements between the Original Parties;

WHEREAS, on February 28, 2024, the Original Parties entered into a Fourth Amendment Agreement to memorialize certain agreements between the Original Parties;

WHEREAS, the Company has entered into a standby equity purchase agreement with YA II PN, LTD., a Cayman Islands exempt limited company (as amended, restated, supplemented or otherwise modified from time to time, the “Yorkville SEPA”); and

WHEREAS, the Company, SuperEight Capital, the other remaining Purchasers, and the Collateral Agent have entered into that certain Consent, Waiver and Mutual Release Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Master Consent Agreement”).

NOW THEREFORE, in contemplation of the closing of the transactions contemplated by the Yorkville SEPA and the payment of the SuperEight Capital Note, for consideration of the mutual benefits accruing to Parties hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENTS

1. SuperEight Capital Note. SuperEight Capital hereby confirms, acknowledges and agrees that the principal amount outstanding under the SuperEight Capital Note as of the date immediately preceding the Effective Date is $30,183 (the “Outstanding Principal Balance”) and that no other amount is owing by the Company or any of its subsidiaries to SuperEight Capital under the SPA, the SuperEight Capital Note or any of the other Transaction Documents (as defined in the SPA) (collectively, the “SPA Documents”).

2. Prepayments of SuperEight Capital Note. Notwithstanding anything to the contrary set forth in the SuperEight Capital Note (including, without limitation, Section 6 thereof), the SPA or the other Transaction Documents, the Company shall be permitted to make, and SuperEight Capital hereby consents and agrees to the Company making at any time on or following the Effective Date, prepayments in respect of the then Outstanding Principal Balance of the SuperEight Capital Note, in whole or in part, at par and no fee, penalty, premium or other amount shall be due or payable in connection with any such prepayment; provided, that, any such prepayment (other than any prepayment made pursuant to the Master Consent Agreement) shall, unless otherwise consented to by SuperEight Capital, (x) require at least five (5) Business Days’ prior notice (including email) from the Company to SuperEight Capital, (y) be in a minimum principal amount of $150,000 and (z) be made by wire transfer of immediately available funds in accordance with the wire instructions attached hereto at Exhibit A.

3. Consent to Payment of Waiver Fee to Alpha Capital. SuperEight Capital hereby acknowledges the payment by the Company to Alpha Capital Anstalt (“Alpha Capital”) of that certain waiver fee in the amount of Seven Hundred and Fifty Thousand dollars ($750,000) pursuant to the Payment Agreement (as defined in the Master Consent Agreement) of Alpha Capital, and hereby waives any and all rights it may have to any portion thereof pursuant to the provisions of the SPA and the other SPA Documents.

4. Form 8-K. No later than one (1) business day after the Effective Date, the Company shall file a Form 8-K with the Securities and Exchange Commission, disclosing this Agreement.

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5. Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State and County of New York for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. (b) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS AGREEMENT AND HAS HAD AN OPPORTUNITY TO SEEK SEPARATE COUNSEL OF ITS OWN CHOICE TO REVIEW THIS AGREEMENT, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6. Injunctive Relief. Each Party acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to the other and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

7. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the Parties.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other electronic format (including via .pdf and DocuSign) shall be effective as an original.

9. Notices. All notices shall be delivered in accordance with the notice provisions of the SPA.

10. Entire Agreement; Amendments. This Agreement, the Master Consent Agreement, the Existing Escrow Agreement Release (as defined in the Master Consent Agreement) and the Escrow Agreement, dated as of the date hereof, by and among the Company, SuperEight Capital, and Grushko & Mittman, P.C., as escrow agent, and the other persons party thereto, constitute the entire agreement between the Parties regarding the payment of all obligations under the SPA Documents, superseding all prior agreements or understandings, whether written or oral, between or among the parties. This Agreement represents the final and binding accounting of all amounts each Party may owe to the other Party, including without limitation fees, charges, expenses, adjustments and reimbursements. Except as specifically modified herein, the SPA Documents remain in full force and effect without any waivers or modifications. No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by the Parties. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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IN WITNESS WHEREOF, the parties have caused this Payment Agreement to be duly executed as of the day and year first above written.

COMPANY

Soluna Holdings, Inc.

By:
Name:	John Belizaire
Title:	CEO

SUPEREIGHT CAPITAL

SuperEight Capital Holdings LTD.

By:
Name:
Title:

[Signature Page for Payment Agreement (SuperEight Capital)]